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                                                                  EXHIBIT 10.3

                                    PROMISSORY NOTE


$100,000.00                                                    January 29, 1997


     FOR VALUE RECEIVED, AMERIGON INCORPORATED, a California corporation (the "Company"), hereby promises to pay to the order of Dr. Lon E. Bell, One Hundred Thousand Dollars ($100,000) in lawful money of the United States of America, at Monrovia, California, with interest thereon at the rate of ten percent (10%) per annum, on the earlier of (i) March 1, 1997, or (ii) the day after the closing of the Company's currently proposed public offering of units. Should suit be commenced to enforce payment of this note, the Company promises to pay such additional sum as the court may adjudge reasonable as attorneys' fees in said suit.


                                          AMERIGON INCORPORATED


                                          By:      /s/ R. John Hamman, Jr.
                                          Name:    R. John Hamman, Jr.
                                          Title:   Vice President - Finance